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                                                                    Exhibit 10.5



                                     FORM OF
                    MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING



Recording requested by:
COMMONWEALTH LAND TITLE
INSURANCE COMPANY

This Mortgage was prepared by and
when recorded should be mailed to:

Bruce T. Gardner, Esq.
Milbank, Tweed, Hadley & McCloy LLP
1 Chase Manhattan Plaza
New York, New York  10005


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                    Space above this line for recorder's use




                    MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING



                       KNOW ALL PERSONS BY THESE PRESENTS:

            THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "MORTGAGE") is made as of October 18, 2001 by NORTHEAST GENERATION COMPANY, a corporation duly organized and validly existing under the laws of the State of Connecticut and having an office at 107 Selden Street, Berlin, Connecticut 06037 (the "MORTGAGOR"), in favor of THE BANK OF NEW YORK, not in its individual capacity, but solely as trustee for the benefit of the Holders, a banking corporation duly organized and validly existing under the laws of the State of New York and having an office at 101 Barclay Street, Floor 21W, New York, New York 10286 (the "MORTGAGEE").


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                              W I T N E S S E T H:

            WHEREAS, the Mortgagor and the Mortgagee are parties to an Indenture dated as of October 18, 2001 (the "ORIGINAL INDENTURE"), supplemented by a First Supplemental Indenture dated as of October 18, 2001 (the "FIRST SUPPLEMENTAL INDENTURE") (the Original Indenture, as supplemented by the First Supplemental Indenture, and as further modified and supplemented and in effect from time to time, being herein called the "INDENTURE"; except as otherwise herein expressly provided, all terms defined in the Indenture being used herein as defined therein) pursuant to which Indenture and one or more Series Supplemental Indentures the Mortgagor has authorized the issuance of bonds, debentures, notes and other evidences of indebtedness, to be issued in one or more series;

            WHEREAS, pursuant to the First Supplemental Indenture, the issuance of series of bonds (i) designated 4.998% Series A Senior Secured Bonds Due 2005, in the aggregate principal amount that at any time may not exceed $120,000,000 (the "SERIES A BONDS") and (ii) 8.812% Series B Senior Secured Bonds Due 2026, in the aggregate principal amount that any time may not exceed $320,000,000 (the "SERIES B BONDS"; collectively, the Series A Bonds and the Series B Bonds, being known herein as the "BONDS") has been authorized;

            WHEREAS, the Series A Bonds were issued on October 18, 2001 and mature on October 15, 2005; and the Series B Bonds were issued on October 18, 2001 and mature on October 15, 2026;

            WHEREAS, it is a condition to the issuance of the Bonds that the Mortgagor execute and deliver this Mortgage;

            NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and FOR THE PURPOSE OF SECURING the following (collectively, the "OBLIGATIONS"):

      (a) the payment of all indebtedness, liabilities and other obligations of the Mortgagor (including, but not limited to, all such obligations in respect of principal, premiums, interest, fees, reimbursement obligations, penalties, indemnities, legal expenses, costs and other expenses, whether due after acceleration or otherwise) to the Secured Parties (as defined in the Security Agreement) (of whatsoever nature and howsoever evidenced) under or pursuant to the Collateral Documents and the other Financing Documents, in each case, direct or indirect, primary or secondary, fixed or contingent, now or hereafter arising out of or relating to any such agreement or document (this shall include any interest accruing after the date of any filing by the Mortgagor of any petition in bankruptcy or the commencing of any bankruptcy, insolvency or similar proceedings with respect to the Issuer, whether or not such interest is allowable as a claim in any such proceeding);

      (b) the performance and payment of the covenants, agreements and obligations hereinafter contained and all other monies secured hereby, including, without limitation, any and all sums expended by the Mortgagee pursuant to Section 1.11 hereof, together with interest thereon; and


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      (c)  the payment of all other obligations, including any indebtedness, of the Mortgagor to the Mortgagee or the Holders under the Loan Instruments (as hereinafter defined);

the Mortgagor hereby irrevocably grants, bargains, sells, releases, conveys, warrants, assigns, transfers, mortgages, pledges, sets over and confirms unto the Mortgagee, WITH MORTGAGE COVENANTS, under and subject to the terms and conditions hereinafter set forth, all estate, right, title and interest of the Mortgagor in and to the land and premises (collectively, the "PROPERTY") described in Schedule I;

            TOGETHER WITH all interests, estates or other claims, both in law and in equity, that the Mortgagor now has or may hereafter acquire in (a) the Property, (b) all easements, rights of way and rights used in connection therewith or as a means of access thereto and (c) all tenements, hereditaments and appurtenances in any manner belonging, relating or appertaining thereto (all of the foregoing interests, estates and other claims being hereinafter collectively called "EASEMENTS AND RIGHTS OF WAY"); and

            TOGETHER WITH all estate, right, title and interest of the Mortgagor, now owned or hereafter acquired, in and to any land lying within the right of way of any streets, open or proposed, adjoining the Property, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection therewith (all of the foregoing estate, right, title and interest being hereinafter called "ADJACENT RIGHTS"); and

            TOGETHER WITH all estate, right, title and interest of the Mortgagor, now owned or hereafter acquired, in and to any and all buildings and other improvements now or hereafter located on the Property and all building materials, building equipment and fixtures of every kind and nature located on the Property or, attached to, contained in or used in any such buildings and other improvements, and all appurtenances and additions thereto and betterments, substitutions and replacements thereof (all of the foregoing estate, right, title and interest being hereinafter collectively called "IMPROVEMENTS"); and

            TOGETHER WITH all estate, right, title and interest of the Mortgagor in and to all such tangible property now owned or hereafter acquired by the Mortgagor (including all turbines, control machinery and other equipment related to the generation of hydroelectric power and all other machinery, apparatus, equipment, fittings and articles of personal property) and now or hereafter located on or at or attached to the Property that an interest in such tangible property arises under applicable real estate law, and any and all products and accessions to any such property that may exist at any time (all of the foregoing estate, right, title and interest, and products and accessions, being hereinafter called "FIXTURES"); and

            TOGETHER WITH all estate, right, title and interest of the Mortgagor in and to all rights, royalties and profits in connection with all minerals, oil and gas and other hydrocarbon substances on or in the Property, development rights or credits, air rights, water, water rights (whether riparian, appropriative, or otherwise and whether or not appurtenant) and water stock (all of the foregoing estate, right, title and interest being hereinafter collectively called "MINERAL AND RELATED RIGHTS"); and


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            TOGETHER WITH all leases, subleases, lettings and licenses of, and all other contracts, bonds and agreements affecting, the Property and Improvements or any part thereof now or hereafter entered into, and all amendments, modifications, supplements, additions, extensions and renewals thereof (all of the foregoing hereinafter collectively called the "LEASES"), and all reversion or reversions and remainder or remainders of the Property and Improvements (all of the foregoing hereinafter collectively called the "REVERSIONS"), and all rents, revenues, proceeds, issues, profits, royalties, income and other benefits now or hereafter derived from the Property, Improvements and Fixtures, subject to the right, power and authority hereinafter given to the Mortgagor to collect and apply the same (all of the foregoing being hereinafter collectively called "RENTS"; and together with the Leases and the Reversions being hereinafter collectively called "LEASES AND RENTS"); and

            TOGETHER WITH all estate, right, title and interest and other claim or demand that the Mortgagor now has or may hereafter acquire with respect to any damage to the Property, Improvements or Fixtures and any and all proceeds of insurance in effect with respect to Improvements or Fixtures, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the Property, Improvements or Fixtures, including without limitation any awards resulting from a change of grade of streets or as the result of any other damage to the Property, Improvements or Fixtures for which compensation shall be given by any governmental authority (all of the foregoing estate, right, title and interest and other claims or demand, and any such proceeds or awards, being hereinafter collectively called "DAMAGE RIGHTS"); and

            TOGETHER WITH all the estate, right, title, interest and other claim of the Mortgagor with respect to any parking facilities located other than on the Property and used or intended to be used in connection with the operation, ownership or use of the Property, any and all replacements and substitutions for the same, and any other parking rights, easements, covenants and other interests in parking facilities acquired by the Mortgagor for the use of tenants or occupants of Improvements (all of the foregoing estate, right, title, interest and other claim being hereinafter collectively called "PARKING RIGHTS"); and

            TOGETHER WITH all estate, right, title and interest of the Mortgagor in respect of any and all air rights, development rights, zoning rights or other similar rights or interests that benefit or are appurtenant to the Property or Improvements (all of the foregoing estate, right, title and interest being hereinafter collectively called "AIR AND DEVELOPMENT RIGHTS");

            All of the foregoing Easements and Rights of Way, Adjacent Rights, Improvements, Fixtures, Mineral and Related Rights, Leases and Rents, Damage Rights, Parking Rights and Air and Development Rights being sometimes hereinafter referred to collectively as the "ANCILLARY RIGHTS AND PROPERTIES" and the Property and Ancillary Rights and Properties being sometimes hereinafter referred to collectively as the "MORTGAGE ESTATE";

            TO HAVE AND TO HOLD the Mortgage Estate with all privileges and appurtenances thereunto belonging, to the Mortgagee and its successors and assigns, forever, upon the terms and conditions and for the uses hereinafter set forth;


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            PROVIDED ALWAYS, that if the Obligations shall be paid in full, and the Mortgagor shall abide by and comply with each and every covenant contained herein and in the Indenture and in any and all Series Supplemental Indentures, then this Mortgage and the estate hereby granted shall cease, terminate and become void.

            This Mortgage, the other Financing Documents and any other instrument given to evidence or further secure the payment and performance of any Obligation are sometimes hereinafter collectively referred to as the "LOAN INSTRUMENTS".

            This Mortgage is also upon the STATUTORY CONDITIONS (as well as the terms, covenants, conditions and other provisions herein set forth), for any breach of which (or default under which) the Mortgagee shall have the STATUTORY POWER OF SALE.

            TO PROTECT THE SECURITY OF THIS MORTGAGE, THE MORTGAGOR HEREBY COVENANTS AND AGREES AS FOLLOWS:


                                    ARTICLE 1

              PARTICULAR COVENANTS AND AGREEMENTS OF THE MORTGAGOR

            Section 1.01. PAYMENT OF SECURED OBLIGATIONS. The Mortgagor shall pay when due all Obligations as provided in the Loan Instruments.

            Section 1.02. TITLE, ETC. The Mortgagor represents and warrants that it has good and marketable title in and to the Property and the related Ancillary Rights and Properties, in each case subject to no mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance or adverse claim of any nature, except those listed as exceptions to title in the title policy insuring the estate created by this Mortgage and other Permitted Liens.

            The Mortgagor represents and warrants that it has the full power and lawful authority to grant, bargain, sell, release, convey, warrant, assign, transfer, mortgage, pledge, set over and confirm unto the Mortgagee the Mortgage Estate as hereinabove provided and warrants that it will forever defend the title to the Mortgage Estate and the validity and priority of the lien or estate hereof against the claims and demands of all persons whomsoever, subject as aforesaid.

            Section 1.03. FURTHER ASSURANCES; FILING; REFILING; ETC.

            (a) FURTHER INSTRUMENTS. The Mortgagor shall execute, acknowledge and deliver, from time to time, such further instruments as the Mortgagee may require to accomplish the purposes of this Mortgage.

            (b) FILING AND REFILING. The Mortgagor, immediately upon the execution and delivery of this Mortgage, and thereafter from time to time, shall cause this Mortgage, any security agreement or mortgage supplemental hereto and each instrument of further assurance to be filed, registered or recorded and refiled, re-registered or re-recorded in such manner and in such places as


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may be required by any present or future law in order to publish notice of and perfect the lien or estate of this Mortgage upon the Mortgage Estate.

            (c) FEES AND EXPENSES. The Mortgagor shall pay all filing, registration and recording fees, all refiling, re-registration and re-recording fees, and all expenses incident to the execution, filing, recording and acknowledgment of this Mortgage, any security agreement or mortgage supplemental hereto and any instrument of further assurance, and all Federal, State, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery, filing and recording of this Mortgage or any of the other Loan Instruments, any security agreement or mortgage supplemental hereto or any instruments of further assurance.

            Section 1.04. LIENS. Except as otherwise provided in Section 5.9 of the Original Indenture, but without limiting the obligations of the Mortgagor under Section 1.07 of this Mortgage, the Mortgagor shall not create or suffer to be created any mortgage, deed of trust, lien, security interest, charge or encumbrance upon the Mortgage Estate prior to, on a parity with, or subordinate to the lien of this Mortgage. Subject to the provisions of Section 5.9 of the Original Indenture and Section 1.07 of this Mortgage, the Mortgagor shall pay and promptly discharge at the Mortgagor's cost and expense, any such mortgages, deeds of trust, liens, security interests, charges or encumbrances upon the Mortgage Estate or any portion thereof or interest therein.

            Section 1.05. INSURANCE. The Mortgagor shall purchase and maintain in full force and effect policies of insurance in such form and (subject to the limitations imposed by the laws of the State in which the Mortgage Estate is located) amounts, covering such risks, satisfying such requirements, and issued by such companies, in each case in the manner and to the extent required pursuant to Section 5.5 of the Original Indenture and shall cause each of such policies to name the Mortgagee as loss payee (to the extent covering risk of loss or damage to tangible property) and as an additional named insured as its interests may appear (to the extent covering any other risk) in the manner and to the extent specified in said Section 5.5 of the Original Indenture. The Mortgagor expressly assumes all risk of loss, including a decrease in the use, enjoyment or value of the Mortgage Estate from any Peril (as defined below), whether or not insurable or insured against.

            Each policy referred to in this Section 1.05 shall provide that it will not be canceled or reduced, or allowed to lapse without renewal, except after not less than 30 days' notice to the Mortgagee and shall also provide that the interests of the Mortgagee shall not be invalidated by any act or negligence of the Mortgagor or any Person having an interest in the Mortgage Estate nor by occupancy or use of any of the Mortgage Estate for purposes more hazardous than permitted by such policy nor by any foreclosure or other proceedings relating to the Mortgage Estate. The Mortgagor will advise the Mortgagee promptly of any policy cancellation, reduction or amendment.

            On or before the date hereof, the Mortgagor will deliver to the Mortgagee certificates of insurance satisfactory to the Mortgagee evidencing the existence of all insurance required to be maintained by the Mortgagor hereunder setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage and showing that such insurance will remain in effect through December 31, 2001, subject only to the payment of premiums as they become due (and attaching original copies of any policies with respect to casualty insurance).


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Thereafter, on each November 15 in each year (commencing with November 15, 2001)
the Mortgagor will deliver to the Mortgagee certificates of insurance evidencing that all insurance required to be maintained by the Mortgagor hereunder will be in effect through the December 31 of the calendar year following the calendar year of the current November 15, subject only to the payment of premiums as they become due. In addition, the Mortgagor will not modify any of the provisions of any policy with respect to casualty insurance without delivering the original copy of the endorsement reflecting such modification to the Mortgagee; such policy (as so modified) must be in compliance with the provisions of this
Section 1.05 and Section 5.5 of the Original Indenture. The Mortgagor will not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 1.05 unless the Mortgagee is the named insured thereunder, with loss payable as provided herein. The
Mortgagor will immediately notify the Mortgagee whenever any such separate insurance is obtained and shall deliver to the Mortgagee the certificates evidencing the same.

            Without limiting the obligations of the Mortgagor under the foregoing provisions of this Section 1.05, in the event the Mortgagor shall fail to maintain in full force and effect insurance as required by the foregoing provisions of this Section 1.05, then the Mortgagee may, but shall have no obligation so to do, procure insurance covering the interests of the Mortgagee in such amounts and against such risks as the Mortgagee shall deem appropriate and the Mortgagor shall reimburse the Mortgagee in respect of any premiums paid by the Mortgagee in respect thereof.

            For purposes hereof, the term "Peril" means, collectively, fire, lightning, flood, windstorm, hail, earthquake, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and all other perils covered by the "all risk" endorsement then in use in the jurisdictions where the Mortgage Estate is located.

            Nothing in this Section 1.05 shall be deemed to limit in any respect the obligations under Section 5.5 of the Original Indenture and this Section
1.05 shall be subject to Section 5.5 of the Original Indenture.

            Section 1.06. EVENTS OF LOSS.

            (a) EVENT OF LOSS. Should the Mortgage Estate or any part thereof be taken or damaged by reason of any Event of Loss or should the Mortgagor receive any notice or other information regarding any such proceeding, the Mortgagor shall give prompt notice thereof to the Mortgagee. The Mortgagee shall be entitled to receive all Loss Proceeds, and all such Loss Proceeds, together with all rights and causes of action relating thereto or arising out of any such Event of Loss, are hereby assigned to the Mortgagee. The Mortgagor shall execute such further assignments of the Loss Proceeds as the Mortgagee may from time to time reasonably require.

            (b) RESTORATION ACCOUNT. Following the occurrence of any Event of Loss involving the Mortgage Estate or any part thereof, but which Event of Loss or a discontinuance of operations at the Property as a result of such Event of Loss would not reasonably be expected to have a Material Adverse Effect, the Mortgagor shall be entitled to retain Loss Proceeds. Notwithstanding the foregoing, all Loss Proceeds in excess of $10,000,000 shall be applied as provided in Article 6 of the Original Indenture. Following the occurrence of any other Event of Loss involving the


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Mortgage Estate or any part thereof, if the discontinuance of operations at the
Property as a result of such Event of loss would be reasonably expected to have a Material Adverse Effect, the Mortgagor shall cause all Loss Proceeds to be paid to the Mortgagee as additional collateral security hereunder subject to the lien of this Mortgage. Upon receipt by the Mortgagee of any such proceeds (including, without limitation, any Loss Proceeds payable directly to the Mortgagee as loss payee under the respective policies maintained pursuant to
Section 1.05), the Mortgagee shall deposit the same into a cash collateral account (the "RESTORATION ACCOUNT") in the name and under the control of the Mortgagee. The balance from time to time in the Restoration Account shall constitute part of the Mortgage Estate hereunder and shall not constitute payment of the Obligations until applied as hereinafter provided.

            (c) APPLICATION OF LOSS PROCEEDS. Following the occurrence of any Event of Loss involving the Mortgage Estate or any part thereof, but which Event of Loss or a discontinuance of operations at the Property as a result of such Event of Loss would not reasonably be expected to have a Material Adverse Effect, the Mortgagor shall be entitled to retain Loss Proceeds. Notwithstanding the foregoing, all Loss Proceeds in excess of $10,000,000 shall be applied as provided in Article 6 of the Original Indenture. Following the occurrence of any other Event of Loss involving the Mortgage Estate or any part thereof, if the discontinuance of operations at the Property as a result of such Event of Loss would reasonably be expected to have a Material Adverse Effect, the Mortgagor may, at its option, to be exercised by delivery of notice to the Mortgagee within 30 days of such Event of Loss, elect to either apply any Loss Proceeds received as a result of such event: (i) to the restoration and repair of the Affected Property; or (ii) to the redemption of the Bonds and prepayment of other indebtedness constituting the Obligations hereunder in the manner and to the extent specified in Article 6 of the Original Indenture. Failure of the Mortgagor to make such an election within 30 days from the date of the respective Event of Loss shall automatically constitute an election to so apply the respective Loss Proceeds to the redemption or prepayment as aforesaid of the indebtedness secured hereby.

            If the Mortgagor elects to so restore and repair the Affected Property, any amounts (and any earnings thereon) held in the Restoration Account shall be applied by the Mortgagee to the restoration and repair of the Affected Property and advanced to the Mortgagor in periodic installments upon compliance by the Mortgagor with such reasonable conditions to disbursement as may be imposed by the Mortgagee, including, but not limited to, reasonable retention amounts and receipt of lien releases.

            Anything in this Section 1.06 to the contrary notwithstanding, the Mortgagee shall have no obligation to release any amounts held in the Restoration Account to the Mortgagor for restoration or repair of the Affected Property if an Event of Default under the Indenture (a "DEFAULT"), or any event that with lapse of time or with notice and lapse of time would become a Default, has occurred and is continuing. If a Default, or any event that with lapse of time or with notice and lapse of time would become a Default, has occurred and is continuing, the Mortgagee may, in its sole discretion, apply any Loss Proceeds either: (A) to the payment of the Obligations as provided in Section 4.02(a) or (B) to the restoration or repair of the Affected Property; PROVIDED, HOWEVER, that if the Mortgagee requires such proceeds to be applied to the restoration or repair of the Affected Property, the Mortgagee will advance to the Mortgagor in accordance with the foregoing provisions of this Section 1.06(c), the Loss Proceeds, less such amounts that may have


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been expended by the Mortgagee to effectuate any cure of such Default. All Loss
Proceeds remaining after the payment for restoration and repair of the Affected Property pursuant to this Section 1.06(c) shall be released to the Mortgagor.

            (d) FORECLOSURE, ETC. In the event of foreclosure of the lien of this Mortgage or other transfer of title or assignment of the Mortgage Estate in extinguishment, in whole or in part, of the Obligations, all right, title and interest of the Mortgagor in and to all policies of casualty insurance covering all or any part of the Mortgage Estate shall inure to the benefit of and pass to the successors in interest to the Mortgagor or the purchaser or grantee of the Mortgage Estate or any part thereof.

            Section 1.07. IMPOSITIONS.

            (a) PAYMENT OF IMPOSITIONS. Subject to the provisions of Section 5.6 of the Original Indenture, the Mortgagor shall pay or cause to be paid, before any fine, penalty, interest or cost attaches thereto, all taxes, assessments, water and sewer rates, utility charges and all other governmental or nongovernmental charges or levies now or hereafter assessed or levied against any part of the Mortgage Estate (including, without limitation, nongovernmental levies or assessments such as maintenance charges, owner association dues or charges or fees, levies or charges resulting from covenants, conditions and restrictions affecting the Mortgage Estate) or upon the lien or estate of the Mortgagee therein (collectively, "IMPOSITIONS"), as well as all claims for labor, materials or supplies that, if unpaid, might by law become a prior lien thereon, and within 10 days after request by the Mortgagee will exhibit receipts showing payment of any of the foregoing; PROVIDED, HOWEVER, that if by law any such Imposition may be paid in installments (whether or not interest shall accrue on the unpaid balance thereof), the Mortgagor may pay the same in installments (together with accrued interest on the unpaid balance thereof) as the same respectively become due, before any fine, penalty or cost attaches thereto.

            (b) RIGHT TO CONTEST IMPOSITIONS. To the extent not inconsistent with the Indenture, the Mortgagor at its expense may contest by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or lien therefor or any claims of mechanics, materialmen, suppliers or vendors or lien thereof.

            Section 1.08. INTENTIONALLY DELETED.

            Section 1.09. COMPLIANCE WITH LAWS.

            (a) REPRESENTATION. The Mortgagor represents and warrants that it is not in violation or default of any statute, laws, rule, regulation, judgment, order or decree applicable to the Mortgagor of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Mortgagor or any of its properties, as applicable, except for such violations or defaults as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Mortgagor.


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            (b) COMPLIANCE WITH ENVIRONMENTAL LAWS. The Mortgagor represents and warrants that, except as set forth in or contemplated in the "Final Memorandum" (as defined in the Purchase Agreement dated as of October 12, 2001 by the Mortgagor to Salomon Smith Barney Inc., as representative of the Initial Purchasers), (exclusive of any amendment or supplement thereto), the Mortgagor
(i) is in compliance with any and all applicable foreign, Federal, State and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"); (ii) has received and is in compliance with all permits, license or other approvals required of it under applicable Environmental Laws to conduct its business; and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Mortgagor, whether or not arising from transactions in the ordinary course of business; except as set forth in the Final Memorandum, the Company has not been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

            (c) NOTIFICATION OF NOTICES AND ORDERS. The Mortgagor shall notify the Mortgagee promptly of any notice or order that the Mortgagor receives from any agency or instrumentality of the Federal, or any State or local, government with respect to the Mortgagor's compliance with any laws or regulations referred to in Section 1.09 (including Environmental Laws) and promptly take any and all actions necessary to bring its operations at the Property into compliance with such laws or regulations, to the extent required under the applicable provisions of the Indenture.

            (d) RIGHT TO CURE NON-COMPLIANCE WITH ENVIRONMENTAL LAWS. The Mortgagee, at its election and in its sole discretion may, without obligation to do so, and upon notice to the Mortgagor (except in an emergency), cure any failure on the part of the Mortgagor to comply with the provisions of this
Section 1.09. Any partial exercise by the Mortgagee of the remedies hereinafter set forth, or any partial undertaking on the part of the Mortgagee to cure the Mortgagor's failure to comply with the provisions of this Section 1.09, shall not obligate the Mortgagee to complete the actions taken or require the Mortgagee to expend further sums to cure the Mortgagor's noncompliance; nor shall the exercise of any such remedies operate to place upon the Mortgagee any responsibility for the operation, control, care, management or repair of the Property or make the Mortgagee the "operator" of the Property within the meaning of any Environmental Laws. Any amount paid or costs incurred by the Mortgagee as a result of the exercise by the Mortgagee of any of the rights hereinabove set forth, together with interest thereon at the highest default rate provided in any Outstanding series of Bonds, shall be immediately due and payable by the Mortgagor to the Mortgagee, and until paid shall be added to and become a part of the Obligations secured hereby; and the Mortgagee, by making any such payment or incurring any such costs, shall be subrogated to any rights of the Mortgagor to seek reimbursement from any third parties, including, without limitation, a predecessor-in-interest to the Mortgagor's title who may be a "responsible party" or otherwise liable under any Environmental Law in connection with any such Release or threat of Release of Hazardous Materials.


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            (e) ENVIRONMENTAL SURVEY AND RISK ASSESSMENT. If after the occurrence and during the continuance of any Default that relates to an Environmental Law the Mortgagee desires that an environmental survey and risk assessment with respect to the Property be prepared, the Mortgagor agrees to supply such a survey and risk assessment by an independent engineering firm selected by the Mortgagor and satisfactory to the Mortgagee, in form and detail satisfactory to the Mortgagee (including test borings of the ground and chemical analyses of air, water and waste discharges), estimating current liabilities and assessing potential sources of future liabilities of the Mortgagor or any other owner or operator of the Property under applicable Environmental Laws.

            (f) INDEMNITY. Without limiting the provisions of Section 9.5 of the Original Indenture, the Mortgagor shall indemnify and hold the Mortgagee harmless from and against any and all losses, liabilities, claims, damages or expenses (including any lien filed against the Property or any part of the Mortgage Estate in favor of any governmental entity, but excluding any loss, liability, claim, damage or expense incurred by reason of the gross negligence or willful misconduct of the Mortgagee) arising under any Environmental Law as a result of the past, present or future operations of the Mortgagor (or any predecessor-in-interest to the Mortgagor), or the past, present or future condition of the Property, or any Release or threatened Release of any Hazardous Materials from the Property, excluding any such Release or threatened Release that shall occur during any period when the Mortgagee shall be in possession of the Property following the exercise by the Mortgagee of any of its rights and remedies hereunder, but including any such Release or threatened Release occurring during such period that is a continuation of conditions previously in existence, or of practices employed by the Mortgagor, at the Property.

            Section 1.10. LIMITATIONS OF USE. The Mortgagor shall not initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses that may be made of the Property and Improvements or any part thereof that would have a Material Adverse Effect on the value of the Property or Improvements. The Mortgagor shall comply in all material respects with the provisions of all material leases, licenses, agreements and private covenants, conditions and restrictions that at any time are applicable to the Mortgage Estate.

            Section 1.11. ACTIONS TO PROTECT MORTGAGE ESTATE. If the Mortgagor shall fail to (a) effect the insurance required by Section 1.05 or (b) make the payments required by Section 1.07 or (c) perform or observe any of its other covenants or agreements hereunder, the Mortgagee may, without obligation to do so, and upon notice to the Mortgagor (except in an emergency) effect or pay the same. To the maximum extent permitted by law, all sums, including reasonable attorneys' fees and disbursements, so expended or expended to sustain the lien or estate of this Mortgage or its priority, or to protect or enforce any of the rights hereunder, or to recover any of the Obligations, shall be a lien on the Mortgage Estate, shall be deemed to be added to the Obligations secured hereby, and shall be paid by the Mortgagor within 10 days after demand therefor, together with interest thereon at the highest default rate provided in any Outstanding series of Bonds.

            Section 1.12. LOSS PROCEEDS. Any Loss Proceeds, shall, as provided in Section 1.06, be held by the Mortgagee in the Restoration Account and any interest or other amounts, if any, actually earned on the balance held by the Mortgagee in the Restoration Account shall be credited to the Restoration Account, for the benefit of the Mortgagor. So long as no Default shall have occurred and be continuing, at the written request of the Mortgagor, any monies held in the Restoration Account shall be invested or reinvested in such Permitted Investments as the Mortgagor shall from time to time specify. Such Permitted Investments shall be held by the Mortgagee pursuant to this Section 1.12; but, upon request of the Mortgagor, the Mortgagee shall sell all or any designated part of the same and the proceeds of such sale shall be held by the Mortgagee in the Restoration Account subject to the provisions hereof in the same manner as the cash used by it to purchase the Permitted Investments so sold. The Mortgagor agrees to pay the Mortgagee, on demand, amounts equal to any loss resulting from any investment or reinvestment pursuant to this Section 1.12 (and any such payments made by the Mortgagor shall be deposited by the Mortgagee into the Restoration Account), it being understood that the Mortgagee shall not be liable or responsible for any such loss.

            Notwithstanding anything herein or at law or in equity to the contrary, none of the Loss Proceeds paid to the Mortgagee as herein provided, and none of the other amounts from time to time held in the Restoration Account, shall be deemed trust funds, and the Mortgagee shall be entitled to advance amounts from time to time held in the Restoration Account to the Mortgagor, or to apply the same to the redemption of the Bonds or prepayment of other indebtedness constituting the Obligations hereunder, as provided in Section 1.06(c), all subject to the applicable provisions of the Indenture.


                                    ARTICLE 2

                 ASSIGNMENT OF LEASES, RENTS, ISSUES AND PROFITS

            Section 2.01. ASSIGNMENT OF LEASES, RENTS, ISSUES AND PROFITS. The Mortgagor hereby assigns and transfers to the Mortgagee, FOR THE PURPOSE OF SECURING the Obligations, all of its right, title and interest in and to the Leases and all rights of the Mortgagor thereunder and all Rents and all deposits held as security under the Leases, and shall, upon demand, deliver to the Mortgagee an executed counterpart of each Lease. The Mortgagor irrevocably appoints the Mortgagee its true and lawful attorney-in-fact, at its option at any time and from time to time following the occurrence and during the continuance of a Default, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of the Mortgagor or otherwise, for Rents and apply the same to the Obligations as provided in
Section 4.02(a); PROVIDED, HOWEVER, that the Mortgagor shall have the right to collect Rents at any time prior to the occurrence of a Default (but not more than one month in advance, except in the case of security deposits).

            The Mortgagor shall, as and when requested from time to time by the Mortgagee, execute, acknowledge and deliver to the Mortgagee, in form reasonably acceptable to the Mortgagee, one or more general or specific assignments of the lessor's interest under any Lease. The Mortgagor shall, on demand, pay to the Mortgagee, or reimburse the Mortgagee for the payment of any reasonable costs or expenses incurred in connection with the preparation or recording of any such assignment.

            Section 2.02. COLLECTION UPON DEFAULT. To the extent permitted by law, upon the occurrence of any Default, the right of the Mortgagor to collect and receive Rents shall be automatically revoked and the Mortgagee may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the Obligations or the solvency of the Mortgagor, enter upon and take possession of the Property, Improvements and Fixtures or any part thereof, in its own name, sue for or otherwise collect Rents including those past due and unpaid, and, subject to the applicable provisions of the Indenture, apply the same, less costs and expenses of operation and collection, including attorneys' fees and disbursements, to the payment of the Obligations as provided in paragraph (a) of Section 4.02, and in such order as the Mortgagee may determine. Upon the occurrence of any Default and during the continuance thereof, the Mortgagor shall promptly pay to the Mortgagee (i) all rent prepayments and security or other deposits paid to the Mortgagor pursuant to any Lease assigned hereunder and (ii) all charges for services or facilities or for escalation that were paid pursuant to any such Lease to the extent allocable to any period from and after the occurrence of such Default. The collection of Rents or the entering upon and taking possession of the Property, Improvements or Fixtures or any part thereof, or the application thereof as aforesaid, shall not cure or waive any Default or notice thereof or invalidate any act done in response to such Default or pursuant to notice thereof.

            Nothing contained in this Section 2.02 shall be construed to bind the Mortgagee to the performance of any of the covenants, conditions or provisions contained in any Lease or otherwise to impose any obligation on the Mortgagee prior to accepting receipt of such Rent (including liability under the covenant of quiet enjoyment contained in any Lease or under any applicable law in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Mortgage and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Mortgage Estate), except that the Mortgagee shall be accountable for any money actually received pursuant to such assignment. The Mortgagor hereby further grants to the Mortgagee the right, after the occurrence of a Default, to notify the tenant under any Lease of the assignment thereof and to demand that the tenant under any Lease pay all amounts due thereunder directly to the Mortgagee or its designee.

            Section 2.03. LEASES. The Mortgagor shall (i) perform or cause to be performed all of the lessor's obligations under any Lease, (ii) enforce (including the termination and cancellation of any Lease, so long as the same is a bona fide enforcement of the Mortgagor's right as lessor under any such Lease and such termination or cancellation, either by itself or in the aggregate with other terminations and cancellations, shall not diminish or impair the security of this Mortgage) the performance by the lessee under its respective Lease of all of said lessee's obligations thereunder, and (iii) give the Mortgagee prompt notice and a copy of any notice of default, event of default, termination or cancellation sent or received by the Mortgagor in respect of any Lease if such notice of default, event of default, termination or cancellation would reasonably be expected to diminish or impair the security of this Mortgage; unless failure to comply with (i), (ii) or (iii) above would not reasonably be expected to have a Material Adverse Effect.

                                    ARTICLE 3

                               SECURITY AGREEMENT

            Section 3.01. CREATION OF SECURITY INTEREST. The Mortgagor hereby grants to the Mortgagee a security interest in Fixtures for the purpose of securing the Obligations. The Mortgagee shall have, in addition to all rights and remedies provided herein and in the other Loan Instruments, all the rights and remedies of a secured party under the Uniform Commercial Code of the State in which the applicable portion of Fixtures is located.

            Section 3.02. WARRANTIES, REPRESENTATIONS AND COVENANTS. The Mortgagor hereby warrants, represents and covenants that: (a) all covenants and obligations of the Mortgagor contained herein relating to the Mortgage Estate shall be deemed to apply to Fixtures whether or not expressly referred to herein and (b) this Mortgage constitutes a security agreement and "fixture filing" as those terms are used in the applicable Uniform Commercial Code. Information relative to the security interest created hereby may be obtained by application to the Mortgagee (secured party) at the mailing address set forth on Page 1 hereof. The mailing address of the Mortgagor is set forth on Page 1 hereof.

                                    ARTICLE 4

                               DEFAULTS; REMEDIES

            Section 4.01. DEFAULT REMEDIES.

            (a) REMEDIES GENERALLY. Following the acceleration of each Series of Bonds then Outstanding, this Mortgage may, to the maximum extent permitted by law, be enforced, and, subject to the Indenture, the Mortgagee may exercise any right, power or remedy permitted to it hereunder or under any of the other Loan Instruments or by law, and, without limiting the generality of the foregoing, the Mortgagee may, personally or by its agents, to the maximum extent permitted by law:

            (i) enter into and take possession of the Mortgage Estate or any part thereof, exclude the Mortgagor and all persons claiming under the Mortgagor whose claims are junior to this Mortgage, wholly or partly therefrom, and use, operate, manage and control the same either in the name of the Mortgagor or otherwise as the Mortgagee shall deem best, and upon such entry, from time to time at the expense of the Mortgagor and the Mortgage Estate, make all such repairs, replacements, alterations, additions or improvements to the Mortgage Estate or any part thereof as the Mortgagee may deem proper and, whether or not the Mortgagee has so entered and taken possession of the Mortgage Estate or any part thereof, collect and receive all Rents and apply the same to the payment of all expenses that the Mortgagee may be authorized to make under this Mortgage, the remainder to be applied to the payment of the Obligations in accordance with the Indenture; if the Mortgagee demands or attempts to take possession of the Mortgage Estate or any portion thereof in the exercise of any rights hereunder, the Mortgagor shall promptly turn over and deliver complete possession thereof to the Mortgagee; and

            (ii) personally or by agents, with or without entry, if the Mortgagee shall deem it advisable:

                  (x) sell, pursuant to the STATUTORY POWER OF SALE herein
            granted to Mortgagee, the Mortgage Estate at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner as may be required by law, or, in the absence of any such requirement, as the Mortgagee may deem appropriate, and from time to time adjourn any such sale by announcement at the time and place specified for such sale or for such adjourned sale without further notice, except such as may be required by law;

                  (y) proceed to protect and enforce its rights under this
            Mortgage, by suit for specific performance of any covenant contained herein or in the Loan Instruments or in aid of the execution of any power granted herein or in the Loan Instruments, or for the foreclosure of this Mortgage (as a mortgage or otherwise) and the sale of the Mortgage Estate under the judgment or decree of a court of competent jurisdiction, or for the enforcement of any other right as the Mortgagee shall deem most effectual for such purpose; PROVIDED, that in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgage Estate, this Mortgage shall continue as a lien on, and security interest in, the remaining portion of the Mortgage Estate; or

                  (z) exercise any or all of the remedies available to a secured party under the applicable Uniform Commercial Code, including, without limitation:

                        (1) either personally or by means of a court appointed
                  receiver, take possession of all or any Fixtures and exclude therefrom the Mortgagor and all persons claiming under the Mortgagor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of the Mortgagor in respect of Fixtures or any part thereof; if the Mortgagee demands or attempts to take possession of Fixtures in the exercise of any rights hereunder, the Mortgagor shall promptly turn over and deliver complete possession thereof to the Mortgagee;

                        (2) without notice to or demand upon the Mortgagor, make
                  such payments and do such acts as the Mortgagee may deem necessary to protect its security interest in Fixtures, including, without limitation, paying, purchasing, contesting or compromising any encumbrance that is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority paying all expenses incurred in connection therewith;

                        (3) require the Mortgagor to assemble Fixtures or any
                  portion thereof, at a place designated by the Mortgagee and reasonably convenient to both parties, and promptly to deliver Fixtures to the Mortgagee, or an agent or representative designated by it; the Mortgagee, and its agents and representatives, shall have the right to enter upon the premises and property of the Mortgagor to exercise the Mortgagee's rights hereunder; and

                        (4) sell, lease or otherwise dispose of Fixtures, with
                  or without having Fixtures at the place of sale, and upon such terms and in such manner as the Mortgagee may determine (and the Mortgagee may be a purchaser at any such sale).

            (b) APPOINTMENT OF RECEIVER. Following the acceleration of each Series of Bonds then Outstanding, the Mortgagee, to the maximum extent permitted by law, shall be entitled, as a matter of right, to the appointment of a receiver of the Mortgage Estate, without notice or demand, and without regard to the adequacy of the security for the Obligations or the solvency of the Mortgagor. The Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Mortgagee in case of entry and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgage Estate, unless such receivership is sooner terminated.

            (c) RENTS. Following the acceleration of each Series of Bonds then Outstanding, the Mortgagor shall, to the maximum extent permitted by law, pay monthly in advance to the Mortgagee, or to any receiver appointed at the request of the Mortgagee to collect Rents, the fair and reasonable rental value for the use and occupancy of the Property, Improvements and Fixtures or of such part thereof as may be in the possession of the Mortgagor. Upon default in the payment thereof, the Mortgagor shall vacate and surrender possession of the Property, Improvements and Fixtures to the Mortgagee or such receiver, and upon a failure so to do may be evicted by summary proceedings.

            (d) SALE. In any sale under any provision of this Mortgage or pursuant to any judgment or decree of court, the Mortgage Estate, to the maximum extent permitted by law, may be sold in one or more parcels or as an entirety and in such order as the Mortgagee may elect, pursuant to the STATUTORY POWER OF SALE, without regard to the right of the Mortgagor or any person claiming under the Mortgagor to the marshaling of assets. The purchaser at any such sale shall take title to the Mortgage Estate or the part thereof so sold free and discharged of the estate of the Mortgagor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including the Mortgagee, may purchase at any such sale. Upon the completion of any such sale by virtue of this Section 4.01 the Mortgagee shall execute and deliver to the purchaser an appropriate instrument that shall effectively transfer all of the Mortgagor's estate, right, title, interest, property, claim and demand in and to the Mortgage Estate or portion thereof so sold, but without any covenant or warranty, express or implied. The Mortgagee is hereby irrevocably appointed the attorney-in-fact of the Mortgagor in its name and stead to make all appropriate transfers and deliveries of the Mortgage Estate or any portions thereof so sold and, for that purpose, the Mortgagee may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, the Mortgagor hereby ratifying and confirming all that said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Mortgagor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to the

Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Mortgagee, for such purpose, and as may be designated in such request. Any sale or sales made under or by virtue of this Mortgage, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of the Mortgagor in, to and under the Mortgage Estate, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against the Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof, by, through or under the Mortgagor. The powers and agency herein granted are coupled with an interest and are irrevocable.

            (e) POSSESSION OF LOAN INSTRUMENTS NOT NECESSARY. All rights of action under the Loan Instruments and this Mortgage may be enforced by the Mortgagee without the possession of the Loan Instruments and without the production thereof at any trial or other proceeding relative thereto.

            Section 4.02. APPLICATION OF PROCEEDS.

            (a) APPLICATION OF PROCEEDS GENERALLY. Subject to the applicable provisions of the Indenture, the proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Mortgage, or of any monies held by the Mortgagee hereunder shall, to the maximum extent permitted by law, be applied:

            (i) first to the payment of all costs and expenses of such sale, including the Mortgagee's reasonable attorneys' fees and disbursements;

            (ii) then to the payment of all charges, expenses and advances incurred or made by the Mortgagee in order to protect the lien and estate of this Mortgage or the security afforded hereby;

            (iii) then to the payment in full of the Obligations, ratably in accordance with the respective amounts then due and owing or as the Mortgagee may otherwise agree;

and after payment in full of all Obligations any surplus remaining shall be paid to the Mortgagor or to whomsoever may be lawfully entitled to receive the same.

            (b) LIABILITY FOR DEFICIENCIES. No sale or other disposition of all or any part of the Mortgage Estate pursuant to Section 4.01 shall be deemed to relieve the Mortgagor of its obligations under any Loan Instrument except to the extent the proceeds thereof are applied to the payment of such obligations. If the proceeds of sale, collection or other realization of or upon the Mortgage Estate are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, the Mortgagor shall remain liable for any deficiency, to the extent permitted by applicable law.

            Section 4.03. RIGHT TO SUE. The Mortgagee shall have the right from time to time to sue for any sums required to be paid by the Mortgagor under the terms of this Mortgage as the same become due, without regard to whether or not the Obligations shall be, or have become, due and without prejudice to the right of the Mortgagee thereafter to bring any action or proceeding of foreclosure or any other action upon the occurrence of any Default existing at the time such earlier action was commenced.

            Section 4.04. POWERS OF THE MORTGAGEE. The Mortgagee may at any time or from time to time (with the agreement of the Mortgagor) alter or modify this Mortgage in any way, or waive any of the terms, covenants or conditions hereof or thereof, in whole or in part, and may release any portion of the Mortgage Estate or any other security, and grant such extensions and indulgences in relation to the Obligations, or release any person liable therefor as the Mortgagee may determine without the consent of any junior lienor or encumbrancer, without any obligation to give notice of any kind thereto, without in any manner affecting the priority of the lien and estate of this Mortgage on or in any part of the Mortgage Estate, and without affecting the liability of any other person liable for any of the Obligations.

            Section 4.05. REMEDIES CUMULATIVE.

            (a) REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy under this Mortgage, or under applicable law, whether now or hereafter existing; the failure of the Mortgagee to insist at any time upon the strict observance or performance of any of the provisions of this Mortgage or to exercise any right or remedy provided for herein or under applicable law, shall not impair any such right or remedy nor be construed as a waiver or relinquishment thereof.

            (b) OTHER SECURITY. The Mortgagee shall be entitled to enforce payment and performance of any of the obligations of the Mortgagor and to exercise all rights and powers under this Mortgage or under any Loan Instrument or any laws now or hereafter in force, notwithstanding that some or all of the Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise; neither the acceptance of this Mortgage nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect the Mortgagee's right to realize upon or enforce any other security now or hereafter held by the Mortgagee, it being stipulated that the Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by the Mortgagee in such order and manner as the Mortgagee, in its sole discretion, may determine; every power or remedy given by the Indenture, this Mortgage or any of the other Loan Instruments to the Mortgagee, or to which the Mortgagee is otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Mortgagee, and the Mortgagee may pursue inconsistent remedies.

            Section 4.06. WAIVER OF STAY, EXTENSION, MORATORIUM LAWS; EQUITY OF REDEMPTION. To the maximum extent permitted by law, the Mortgagor shall not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, that may affect observance or performance of the provisions of this Mortgage; nor claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of the Mortgage Estate or any portion thereof prior to any sale or sales thereof that may be made under or by virtue of Section 4.01; and the

Mortgagor, to the extent that it lawfully may, hereby waives all benefit or advantage of any such law or laws. The Mortgagor for itself and all who may claim under it, hereby waives, to the maximum extent permitted by applicable law, any and all rights and equities of redemption from sale under the power of sale created hereunder or from sale under any order or decree of foreclosure of this Mortgage and (if a Default shall have occurred) all notice or notices of seizure, and all right to have the Mortgage Estate marshaled upon any foreclosure hereof. The Mortgagee shall not be obligated to pursue or exhaust its rights or remedies as against any other part of the Mortgage Estate and the Mortgagor hereby waives any right or claim of right to have the Mortgagee proceed in any particular order.

                                    ARTICLE 5

                                  MISCELLANEOUS

            Section 5.01. RELEASE BY THE MORTGAGEE. Upon the payment in full of all Obligations and the termination of all other Loan Instruments, the Mortgagee shall discharge this Mortgage. In addition, the Mortgage Estate or portions thereof or interests therein may be released in accordance with the procedures set forth in Article 15 of the Indenture.

            Section 5.02. NOTICES. Except as otherwise required by the law of the State where the Mortgage Estate is located, all notices, demands, consents, requests or other communications (collectively, "NOTICES") that are permitted or required to be given by any party to the other hereunder shall be in writing and given in the manner specified in the Indenture.

            Section 5.03. AMENDMENTS; WAIVERS; ETC. This Mortgage cannot be modified, changed or discharged except by an agreement in writing, duly acknowledged in form for recording, signed by the Mortgagor and the Mortgagee and in accordance with Section 5.11 of the Original Indenture.

            Section 5.04. SUCCESSORS AND ASSIGNS. This Mortgage applies to, inures to the benefit of and binds the Mortgagor and the Mortgagee and their respective successors and assigns and shall run with the Property.

            Section 5.05. CAPTIONS. The captions or headings at the beginning of Articles, Sections and paragraphs hereof are for convenience of reference and are not a part of this Mortgage.

            Section 5.06. SEVERABILITY. If any term or provision of this Mortgage or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Mortgage, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Mortgage shall be valid and enforceable to the maximum extent permitted by law. If any portion of the Obligations shall for any reason not be secured by a valid and enforceable lien upon any part of the Mortgage Estate, then any payments made in respect of the Obligations (whether voluntary or under foreclosure or other enforcement action or procedure or otherwise) shall, for purposes of this Mortgage (except to the extent otherwise required by applicable law) be deemed to be made (i) first, in respect of the portion of the Obligations not secured by the lien of this Mortgage, (ii) second, in respect of the portion of the Obligations secured by the lien of this Mortgage, but which lien is on less than all of the Mortgage Estate, and (iii) last, to the portion of the Obligations secured by the lien of this Mortgage, and which lien is on all of the Mortgage Estate.

            Section 5.07. GOVERNING LAW. This Mortgage shall be governed by and construed in accordance with the internal law of the State where the Mortgage Estate is located.

            IN WITNESS WHEREOF, this Mortgage has been duly executed by the Mortgagor under seal as of the day and year first above written.

Signed and acknowledged             NORTHEAST GENERATION COMPANY
in the presence of:

                                    By:
------------------------------         ----------------------------------
Print Name:                            Name:   William J. Nadeau
                                       Title:  Vice President


------------------------------
Print Name:



                                    By:
------------------------------         ----------------------------------
Print Name:                            Name:   Frank P. Sabatino
                                       Title:  Vice President


------------------------------
Print Name:



                         [followed by notarization page]

                                   SCHEDULE I

                             DESCRIPTION OF PROPERTY

[Legal descriptions of the properties will be provided by Northeast Generation Company to the SEC upon request.]

[Locations: The Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 18, 2001, by Northeast Generation Company in favor of The Bank of New York, as trustee, was recorded (i) in the Land Records of the Towns of Bridgewater, Brookfield, Canaan, Colebrook, Danbury, Franklin, Kent, Lisbon, Litchfield, Monroe, New Fairfield, New Milford, Newtown, Norwich, Oxford, Preston, Roxbury, Salisbury, Scotland, Sherman, Southbury, Sprague, Winchester, and Windham, Connecticut, (ii) with the Franklin County, Massachusetts, Registry of Deeds, (iii) with the Cheshire County, New Hampshire, Registry of Deeds, and (iv) with the Land Records of the Town of Vernon, Vermont.]